EX-10.4
PRODUCTION RESERVE SUMMARY

Production Reserve Summary
                                  Project Name: Smith-Boswell and Steinbach Unit
                                     Well Name: Smith-Boswell and Steinbach Unit
                           Primary NPV Percent:                            0.00%

       Oil And Gas Production     Product
         Gross          Net        Price                Operating Oper. Cash  Cash Flow  Accum.    NPV Cash  Accum.NPV
Year   BBLS  MCF     BBLS  MCF   $/B  $MCF  Net Revenue    Cost     Income    Less Tax   Cash Flow   Flow    Cash Flow
----  -----  ---    -----  ---  ----- ----  ----------- --------- ----------  ---------  --------- --------  ---------
  1   2,135   0     1,665   0   27.00 0.00    44,968      19,200    23,745    23,745      23,745    23,745     23,745
  2   2,028   0     1,582   0   27.00 0.00    42,720      19,200    21,598    21,598      45,342    21,598     45,342
  3   1,927   0     1,503   0   27.00 0.00    40,584      19,200    19,558    19,558      64,900    19,558     64,900
  4   1,831   0     1,428   0   27.00 0.00    38,555      19,200    17 620    17 620      82 520    17 620     82 520
  5   1,739   0     1,357   0   27.00 0.00    36,627      19,200    15,779    15,779      98,299    15,779     98,299
  6   1,652   0     1,289   0   27.00 0.00    34,796      19,200    14,030    14,030     112,328    14,030    112,328
  7   1,570   0     1,224   0   27.00 0.00    33,056      19,200    12,368    12,368     124,697    12,368    124,697
  8   1,491   0     1,163   0   27.00 0.00    31,403      19,200    10,790    10,790     135,487    10,790    135,487
  9   1,417   0     1,105   0   27.00 0.00    29,833      19,200     9,290     9,290     144,777     9290.    144,777
 10   1,346   0     1,050   0   27.00 0.00    28,341      19,200     7,866     7,866     152,643     7,866    152,643
 11   1,278   0       997   0   27.00 0.00    26,924      19,200     6,513     6,513     159,156     6,513    159,156
 12   1,215   0       947   0   27.00 0.00    25,578      19,200     5,227     5,227     164,383     5,227    164,383
 13   1,154   0       900   0   27.00 0.00    24,299      19,200     4,006     4,006     168,388     4 006    168,388
 14   1,096   0       855   0   27.00 0.00    23,084      19,200     2,845     2,845     171,234     2,845    171,234
 15   1,041   0       812   0   27.00 0.00    21,930      19,200     1,743     1,743     172,977     1,743    172,977
 16     989   0       772   0   27.00 0.00    20,833      19,200       696       696     173,673       696    173,673

    Oil And Gas Production
-----------------------------                                                     Cash Flow Less
BBLS     MCF    BBLS     MCF      Net Revenue     Operating Cost      Income          Tax           NPV Cash Flow
--------------------------------- ------------------------------------------ ------------------------------------------
23,909    0    18,649    0         503,532           307,200         173,673          173,673           173,673
--------------------------------- ------------------------------------------ ------------------------------------------
             Input Data:                         Escalation                         "Profitability Summary"
--------------------------------- ------------------------------------------ ------------------------------------
Acquisition Cost          $60,000 Operating Cost Escalation      0.00%              Project Life           16
--------------------------------- ------------------------------------------ ------------------------------------
Capital Cost                   $0 Oil Price Escalation           0.00%              Payout Yr.              2.75
--------------------------------- ------------------------------------------ ------------------------------------
Oil Price                  $27.00 Gas Price Escalation           0.00%              Profit           $113,673
--------------------------------- ------------------------------------------ ------------------------------------
Gas Price                   $0.00 PV Profit Table (at various discount rates         ROI %                  2.89
--------------------------------- ------------------------------------------ ------------------------------------
NPV Discount Rate           0.00% PV%             NPVP     PV%     NPVP              IRR %                 29.19
--------------------------------- ------------------------------------------ ------------------------------------
Oil Tax Rate                4.50% 10%          108,660.45  60%   34,070.49          Report Prepared By
---------------------------------
Gas Tax Rate                0.00% 20&           76,882.30  70%   29,831.60          D-Mil Production, Inc.
---------------------------------
Total Oil Prod. Tax    $22,658.93 30%           58,849.63  80%   26,523.43          PO Box 49
---------------------------------
Total Gas Prod. Tax         $0.00 40%           47,460.40  90%   23,871.76          102 Dallas Street
---------------------------------
                                  50%           39,687.58 100%   21,699,82          Argyle TX  76226-0049

                                                                                    (940) 464-3426
                       BPO          APO

Working Interest     100.00%      100.00%
Net Revenue Intere    78.00%       78.00%
-----------------------------------------

Monday, November 27, 2000           Well Watch Ver 2.1               Page 1 of 1

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   The company also hereby disclaims and negates any and all warranties, whether
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